                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2002


                             BAYCORP HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 1-12527                      02-0488443
        (Commission File Number) (I.R.S. Employer Identification Number)


         51 Dow Highway, Suite 7
                Eliot, Maine                                   03903-2037
    (Address of Principal Executive Offices)                   (Zip Code)


                                 (207) 451-9573
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  NOT APPLICABLE.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On November 1, 2002, Great Bay Power Corporation ("Great Bay") and Little Bay Power Corporation ("Little Bay"), wholly-owned subsidiaries of BayCorp Holdings, Ltd. ("BayCorp"), and other selling owners consummated the sale (the "Asset Sale") of their interests, which amount to approximately 88% of the ownership, in the Seabrook Nuclear Power Plant ("Seabrook") to FPL Energy Seabrook, LLC, a subsidiary of FPL Group, Inc. The Asset Sale was effected pursuant to a Purchase and Sale Agreement dated as of April 13, 2002 (the "Purchase and Sale Agreement").

      The Purchase and Sale Agreement provides for the transfer by the sellers of their respective ownership shares of substantially all assets comprising Seabrook Station Unit 1 and Unit 2 and including applicable contracts, leases and permits relating to the operation of Seabrook Station.

      Under the terms of the Purchase and Sale Agreement and BayCorp's October 2000 agreement with Northeast Utilities, BayCorp received approximately $113 million in cash proceeds from the transaction, after adjustments, for Great Bay's and Little Bay's aggregate 15% ownership share in the Seabrook plant, nuclear fuel and inventory. The purchase price paid to all owners was approximately $798 million after certain adjustments were made at closing.

      The purchase price was determined by an auction process designed to obtain the highest and best price for Great Bay's and Little Bay's ownership interest in Seabrook maximizing that value for their parent, BayCorp, and its Shareholders. The auction was conducted by JPMorgan acting as agent for the State of New Hampshire Public Utilities Commission ("NHPUC") and the State of Connecticut Department of Public Utility Control ("CDPUC"). The sale was conducted pursuant to and in accordance with New Hampshire and Connecticut law as both NHPUC and CDPUC had responsibility for the conduct of the Asset Sale process.

      A press release describing the transaction in greater detail is attached as Exhibit 99.1 to this Form 8-K.

ITEMS 3-6.  NOT APPLICABLE.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Business Acquired. Not Applicable.

      (b) Pro Forma Financial Information

                             BAYCORP HOLDINGS, LTD.
                         PRO FORMA FINANCIAL INFORMATION

      On November 1, 2002 BayCorp sold 100% of its investment in Seabrook to FPL Energy Seabrook, LLC, a subsidiary of FPL Group, Inc. The Company's investment in Seabrook represented substantially all its operating assets and liabilities at the date of the transaction.

      The following unaudited pro forma balance sheet as of December 31, 2001 and pro forma income statements as of December 31, 2001 and September 31, 2002 have been presented to give effect to the sale of the Company's Seabrook investment reflecting the disposition of operating assets and their replacement with cash. The pro forma income statements assume the disposition of the Seabrook investment occurred on December 31, 2000.

      The unaudited pro forma balance sheet and income statements should be read in conjunction with the Company's historical financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The unaudited pro forma financial information is presented for comparative purposes only and is not intended to be indicative of actual results of continuing operations or financial position that would have been achieved had the asset sale been consummated as of the dates indicated above, nor do they purport to indicate results which may be attained in the future.

PRO-FORMA BALANCE SHEET

                                                                    DECEMBER 31, 2001
                                                  --------------------------------------------------------
                                                   BAYCORP       SEABROOK      PRO FORMA
                                                  HISTORICAL    INVESTMENT    ADJUSTMENTS        PRO FORMA
                                                  ----------    ----------    -----------        ---------
                                                                   (dollars in thousands)
ASSETS
CURRENT ASSETS:
  Cash & Cash Equivalents                         $  15,278      ($13,669)    $ 105,777(1)       $ 107,386
  Restricted Cash                                     1,903        (1,903)        6,828(1)(2)        6,828
  Accounts Receivable - Trade                         6,291        (6,291)                               0
  Materials and Supplies                              4,708        (4,708)                               0
  Miscellaneous Prepayments                           1,372        (1,297)                              75
                                                  ---------      --------     ---------          ---------
          Total Current Assets                       29,552       (27,868)      112,605            114,289
PROPERTY, PLANT & EQUIPMENT and FUEL:
  Utility Plant                                     123,923      (123,923)                               0
  Less: Accumulated Depreciation                    (22,944)       22,944                                0
                                                  ---------      --------
   Net Utility Plant                                100,979      (100,979)                               0
  Nuclear Fuel                                       23,365       (23,365)                               0
  Less: Accumulated Amortization                    (12,096)       12,096                                0
                                                  ---------      --------
   Net Nuclear Fuel                                  11,269       (11,269)                               0
          Net Property, Plant & Equip and Fuel      112,248      (112,248)                               0
OTHER ASSETS:
  Decommissioning Trust Fund                         32,048       (32,048)                               0
  Power Sale Agreement                                    0             0         2,200(2)           2,200
  Deferred Debits & Other                               424           (58)                             366
                                                  ---------     ---------     ---------          ---------
          Total Other Assets                         32,472       (32,106)        2,200              2,566
                                                  ---------     ---------     ---------          ---------
TOTAL ASSETS                                      $ 174,272     ($172,222)    $ 114,805          $ 116,855
                                                  =========     =========     =========          =========


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts Payable & Accrued Expenses             $   1,607     ($  1,434)    $   1,200(4)       $   1,373
  Taxes Payable                                           0             0         3,850(3)           3,850
  Post Closing Obligations                                0             0         4,300(5)           4,300
  Miscellaneous Current Liabilities                   5,309        (4,551)                             758
                                                  ---------     ---------     ---------          ---------
          Total Current Liabilities                   6,916        (5,985)        9,350             10,281
OPERATING RESERVES:
  Decommissioning Liability                          85,523       (85,523)
  Deferred Revenue                                        0             0         2,200(2)           2,200
  Miscellaneous Other                                   386          (386)                               0
                                                  ---------     ---------     ---------          ---------
          Total Operating Reserves                   85,909       (85,909)        2,200              2,200
OTHER LIABILITIES & DEF CREDITS                       7,892        (7,892)                               0
SHAREHOLDERS' EQUITY:
  Common Stock Issued                                    86                                             86
  Less: Treasury Stock                               (1,396)                                        (1,396)
  Additional Paid In Capital                         93,357       (72,213)                          21,144
  Accumulated Other Comprehensive Income                223          (223)                               0
  Accumulated Deficit                               (18,715)                    103,255             84,540
                                                  ---------     ---------     ---------          ---------
          Total Shareholders' Equity                 73,555       (72,436)      103,255            104,374
TOTAL LIABILITIES
                                                  ---------     ---------     ---------          ---------
 & SHAREHOLDERS' EQUITY                           $ 174,272     ($172,222)    $ 114,805          $ 116,855
                                                  =========     =========     =========          =========

PRO FORMA INCOME STATEMENT

                                                                      YEAR ENDED DECEMBER 31, 2001
                                                      --------------------------------------------------------------
                                                        BAYCORP         SEABROOK          PRO FORMA
                                                      HISTORICAL      INVESTMENT(6)      ADJUSTMENTS      PRO FORMA
                                                      ----------      -------------      -----------      ---------
                                                                          (dollars in thousands)
OPERATING REVENUES
      Sales                                           $   79,480        ($79,480)                         $        0

OPERATING EXPENSES
      Production                                          24,438         (24,438)                                  0
      Transmission                                           997            (997)                                  0
      Unrealized (Gain) Loss on Energy Contract         (12,879)          12,879                                   0
      Purchased Power                                     27,008         (27,008)                                  0
      Admin & General - BayCorp                            9,211          (6,543)                              2,668
      Decommissioning  Cost Accretion                      3,261          (3,261)                                  0
      Decommissioning Trust Fund Income                  (1,599)           1,599                                   0
      Depreciation & Amortization                          3,730          (3,730)                                  0
      Taxes other than Income                              3,516          (3,454)                                 62
                                                      ----------        --------                          ----------
                  Total Operating Expenses                57,683         (54,953)                              2,730

OPERATING INCOME (LOSS)                                   21,797         (24,527)                             (2,730)

OTHER (INC) DED
      Interest & Investment Income                         (520)             412                                (108)
      Other Expense                                          629            (257)                                372
                                                      ----------        --------                          ----------
                  Total Other Deductions                     109             155                                 264

INC (LOSS) BEFORE TAXES                                   21,688         (24,682)                             (2,994)
      Income Tax Expenses                                      0               0                                   0
                                                      ----------        --------                          ----------
NET INCOME (LOSS)                                         21,688         (24,682)                             (2,994)
      Other Comprehensive Income-
              Unrealized loss on securities                 (95)              95                                   0
                                                      ----------        --------                          ----------
COMPREHENSIVE INCOME (LOSS)                              $21,593        ($24,587)          $     0           ($2,994)
                                                      ==========        ========           =======        ==========

Weighted Average Shares Outstanding- Basic             8,341,637                                           8,341,637
Weighted Average Shares Outstanding- Diluted           8,556,994                                           8,556,994
Basic net income (loss) per share                          $2.60                                          $    (0.36)
Diluted net income (loss) per share                        $2.53                                          $    (0.36)

PRO FORMA INCOME STATEMENT



                                                                NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002
                                                 -------------------------------------------------------------------
                                                    BAYCORP            SEABROOK            PRO FORMA
                                                   HISTORICAL         INVESTMENT(6)       ADJUSTMENTS      PRO FORMA
                                                  ----------         -------------        -----------      ---------
                                                                         (dollars in thousands)
OPERATING REVENUES
   Sales                                         $    41,053            ($41,053)                          $      0
OPERATING EXPENSES
   Production                                         18,492             (18,492)                                 0
   Transmission                                          801                (801)                                 0
   Purchased Power                                       276                (276)                                 0
   Admin & General - BayCorp                           7,137              (3,774)                             3,363
   Depreciation & Amortization                         2,821              (2,821)                                 0
   Decommissioning Cost Accretion                      3,694              (3,694)                                 0
   Decommissioning Trust Fund Income                  (1,147)              1,147                                  0
   Taxes other than Income                             2,650              (2,591)                                59
                                                 -----------            ---------                          --------
                Total Operating Expenses              34,724             (31,302)                             3,422

OPERATING INCOME (LOSS)                                6,329              (9,751)                            (3,422)

OTHER (INC) DED
   Interest Income                                      (439)                433                                 (6)
   Other expense                                          16                 (21)                                (5)
                                                 -----------            ---------                          --------
                Total Other (Inc) Ded                   (423)                412                                (11)

INC (LOSS) BEFORE TAXES                                6,752             (10,163)                            (3,411)
   Income Tax Expenses                                     0                   0                                  0
NET INCOME (LOSS)                                      6,752             (10,163)                            (3,411)
   Other Comprehensive Income-
       Unrealized loss on securities                    (994)                994                                  0
                                                 -----------            ---------                         ----------
COMPREHENSIVE INCOME (LOSS)                      $     5,758             ($9,169)           $     0         ($3,411)
                                                 ===========            =========           =======       ==========
Weighted Average Shares Outstanding- Basic         8,386,914                                              8,386,914
Weighted Average Shares Outstanding- Diluted       8,719,134                                              8,719,134
Basic net income (loss) per share                $      0.81                                                 ($0.41)
Diluted net income (loss) per share              $      0.77                                                 ($0.41)



(1) The Company received proceeds from the transaction of approximately $113 million. The Company has been required to deposit approximately $4.3 million into escrow for possible post closing adjustments.

(2) On November 1, 2002, the Company executed an amendment to its power sale agreement with Unitil. This contract has a fair value of approximately $2.2 million. The inception gain on this contract will be deferred in accordance with the FASB's Emerging Issues Task Force interpretation 02-03. In connection with the amended agreement, the Company will be required to deposit $2.5 million into a restricted account for the benefit of Unitil should the Company default on the agreement.

(3) A significant component of the Company's gain on the transaction will be offset by the utilization of net operating losses. The Company expects the tax liability for the transaction to be approximately $3.85 million. The Company has historically reserved the full value of its net operating loss carryforwards.

(4) The Company is obligated to make certain incentive and severance payments totaling $1.2 million.


(5) The transaction will require certain post closing adjustments, including adjustments for labor, decommissioning and spare parts as well as post closing adjustments. The Company has accrued approximately $4.3 million for these items.

(6) Seabrook investment column represents the assets, liabilities and income statement activity of the Company's proportional interest in Seabrook. Historically, the Company accounted for its investment in Seabrook using a pro-rata method of consolidation.

Pro forma income statement amounts represent the costs incurred by BayCorp to manage its investment in Seabrook. Pro forma results do not consider cost reductions which would be required if the Company no longer held its Seabrook investment. Pro forma results also do not include assumed earnings on the proceeds from the sale of Seabrook. Additionally, this pro forma does not reflect revenues and expenses to be recognized under the amended Unitil contract discussed in Note 2.

(c)      Exhibits

      2.1(1)  Purchase and Sale Agreement dated as of April 13, 2002.

      99.1    Press Release of BayCorp Holdings, Ltd. dated November 1, 2002.


(1) Incorporated by reference to BayCorp Holdings, Ltd.'s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 11, 2002.

ITEMS 8-9.  NOT APPLICABLE.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     BAYCORP HOLDINGS, LTD.



November 15, 2002                    By: /s/ Frank W. Getman Jr.
                                         ---------------------------------------
                                         Frank W. Getman Jr.
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
2.1(1)         Purchase and Sale Agreement dated as of April 13, 2002.

99.1           Press Release of BayCorp Holdings, Ltd. dated November 1, 2002.


(1) Incorporated by reference to BayCorp Holdings, Ltd.'s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 11, 2002.